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Exhibit 10.8

AMENDMENT TO
SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

        THIS AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into on March 6, 2002, by and among Immunicon Corporation, a Delaware corporation (the "Company"), and certain entities and persons listed on Schedule A to that certain Second Amended and Restated Investor Rights Agreement, dated as of December 13, 2001, by and among the Company and the signatories thereto (the "Agreement"). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

        WHEREAS, the parties wish to amend the Agreement to effectuate the changes set forth herein.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     The first sentence of Section 4.1 of the Agreement is hereby amended to read in its entirety as follows:

  Each of the Company and the Company's existing and future subsidiaries (each, a "Subsidiary," and collectively, the "Subsidiaries") shall permit each Qualified Investor or any authorized representative thereof, to visit and inspect its properties, including its corporate and financial records, and to discuss its business and finances its officers, during normal business hours following reasonable notice and as often as may be reasonably requested.

        2.     Section 4.4(a) of the Agreement is hereby amended to read in its entirety as follows:

  Neither the Company nor any Subsidiary shall incur additional indebtedness in an amount in excess of $100,000 without the prior written consent of 66 2/3% of the holders of the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        3.     Section 4.4(b) of the Agreement is hereby amended to read in its entirety as follows:

  Each of the Company and the Subsidiaries shall maintain at all times (i) its properties in good condition and (ii) a minimum of $1,000,000 of insurance on its properties.

        4.     Section 4.4(c) of the Agreement is hereby amended to read in its entirety as follows:

  The Company and each Subsidiary shall pay all federal, state and local taxes as they come due and comply with all federal, state and local laws.

        5.     Section 4.4(e) of the Agreement is hereby amended to read in its entirety as follows:

  Each of the Company and the Subsidiaries shall use its best and reasonable efforts to maintain its rights to its Intellectual Property (as defined in the Series F Purchase Agreement).

        6.     Section 4.4(f) of the Agreement is hereby amended to read in its entirety as follows:

  Neither the Company nor any Subsidiary shall enter into any investments, other than investments of idle cash in accordance with the policies approved by the Board of Directors of the Company, in excess of $100,000 without the prior written consent of 66 2/3% of the holders of the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        7.     Section 4.4(g) of the Agreement is hereby amended to read in its entirety as follows:

  Neither the Company nor any Subsidiary shall create any new subsidiary without the prior written consent of 66 2/3% of the holders of Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, voting together as a single class.

        8.     Section 4.5 of the Agreement is hereby amended to read in its entirety as follows:

  The Company shall promptly notify the Investors of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company or any Subsidiary, and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against, the Company, any Subsidiary, or any officer, director, key employee or principal stockholder of the Company or any Subsidiary, materially adversely affecting or which, if adversely determined, would materially adversely affect, the business, prospects, assets or condition, financial or otherwise, of the Company or any Subsidiary.

        9.     Section 4.6 of the Agreement is hereby amended to read in its entirety as follows:

  Each of the Company and the Subsidiaries shall require all employees and consultants now or hereafter employed or engaged by it who have access to confidential and proprietary information of the Company or any Subsidiary to enter into Nondisclosure and Assignment of Inventions Agreements in such form as may be approved by the Board of Directors of the Company.

        10.   As amended hereby, the Agreement is ratified and confirmed in all respects.

        [Signature Pages Follow]

2

        IN WITNESS WHEREOF, this Amendment to Second Amended and Restated Investor Rights Agreement has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson, Chief Executive Officer
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Chief Executive Officer
Burrill Diagnostics Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Chief Executive Officer
Wheatley Partners III, L.P.
By:	Wheatley Partners III LLC, its general partner
By:	/s/ IRVIN LIELIER Name: Irvin Lielier Title: President

Wheatley Associates III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ IRVIN LIELIER Name: Irvin Lielier Title: President
Wheatley Foreign Partners III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ IRVIN LIELIER Name: Irvin Lielier Title: President
Wheatley MedTech Partners, L.P.
By:	Wheatley MedTech Partners, LLC, its general partner
By:	/s/ DAVID R. DANTZKER David R. Dantzker, Vice President
LHC Corporation
By:	/s/ BRIAN J. GEIGER Name: Brian J. Geiger Title: Exec. V.P.

MDS Life Sciences Technology Fund Limited Partnership
By:	MDS Life Sciences Technology Fund (GP) Inc., its general partner
By:	/s/ MICHAEL CALLAGHAN Name: Michael Callaghan Title: Vice President
By:	/s/ RICHARD LOCKIE Name: Richard Lockie Title: Vice President
MDS Life Sciences Technology Fund USA, L.P.
By:	MDS Capital USA (GP) Inc., its general partner
By:	/s/ THOMAS E. WILLETT Name: Thomas E. Willett Title: Director
MDS Life Sciences Technology Barbados Investment Trust
By:	/s/ BEN L. ARRINDELL Name: Ben L. Arrindell Title: Trustee
SC Biotechnology Development Fund LP
By:	SC (GP) Inc.
By:	/s/ EVE WILSON Name: Eve Wilson Title:
By:	/s/ WILLIAM WALMSLEY Name: William Walmsley Title:

TL Ventures III L.P.
By:	TL Ventures III Management L.P., its general partner
By:	TL Ventures III General Partner L.P., its general partner
By:	TL Venture III Management LLC, its general partner
By:	/s/ Name: Title: Treasurer & Asst. Secretary
TL Ventures III Offshore L.P.
By:	TL Ventures III Offshore Partners L.P., its general partner
By:	TL Ventures III Offshore Ltd., its general partner
By:	/s/ Name: Title: Treasurer & Asst. Secretary
TL Ventures III Interfund L.P.
By:	TL Ventures III LLC, its general partner
By:	/s/ Name: Title: Treasurer & Asst. Secretary
Canaan Equity, L.P.
By:	Canaan Equity Partners, L.L.C.
By:	/s/ Name: Title:

Canaan Equity II L.P.
By:	Canaan Equity Partners II, LLC
By:	/s/ Name: Title:
Canaan Equity II L.P. (QP)
By:	Canaan Equity Partners II LLC
By:	/s/ Member/Manager:
Canaan Equity II Entrepreneurs LLC
By:	Canaan Equity Partners II LLC
By:	/s/ Member/Manager:
/s/ SETH A. RUDNICK Seth A. Rudnick, M.D.
MedCapital Investments, LLC
By: MedCapital, LLC
By:	/s/ JAN ROCK Jan Rock, Administrative Member
Foundation Medical Partners, L.P.
By:	Foundation Medical Managers, LLC
By:	/s/ JONATHAN COOL Jonathan Cool, Manager

Johnson & Johnson Development Corporation
By:	/s/ TING PAU OEI Ting Pau Oei Vice President
Anthem Capital, L.P.
By:	Anthem Capital Partners, L.P., its general partner
By:	Anthem Capital Partners, Inc., its general partner
By:	/s/ Gerald Schaafsma Name: Gerald Schaafsma Title: General Partner
Cleveland Clinic Foundation
By:	/s/
Name: Title:
EquityFourLife (Bahamas) Ltd.
By:	/s/ Name: Title: Director
By:	/s/ Name: Title:
/s/ ROBERT F. JOHNSTON Robert F. Johnston
/s/ ZOLA P. HOROWITZ Zola P. Horowitz, Ph.D.

Edward L. Erickson and Helen Masten-Erickson, as joint tenants by the entireties
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson
By:	/s/ HELEN MASTEN-ERICKSON Helen Masten-Erickson

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AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT